================================================================================

                                 FMC SELECT FUND

                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2001


ADVISED BY:
FIRST MANHATTAN CO.

================================================================================

MANAGER'S DISCUSSION OF FUND PERFORMANCE

Dear Shareholder:

The FMC Select Fund (the "Fund") had a total return of 12.5% for the six months ended April 30, 2001. The Fund outperformed both the (5.3%) average total return of its peer group, the Lipper Flexible Fund Universe, and the (8.0%) total return of its benchmark, which is an 80% weighting of the S&P 500 Index and a 20% weighting of the Merrill Lynch Corporate & Government Index of one to ten year maturities. As of April 30, 2001, 81.7% of the Fund's assets were invested in equities, within the targeted equity allocation of 75-85%. The remaining assets were in medium term, fixed income instruments and cash equivalents.

As value investors, we examine many measurements to determine the value of the businesses that we analyze and own. "Earnings yield," which measures how much net income a business generates relative to its price, is one of our preferred measurements. We like to compare this measurement to both the earnings yield available on the S&P Industrials Index and the yield available from the 30-year U.S. Treasury. As of April 30, 2001, the equity portion of the portfolio had an earnings yield of 4.9%, well above the 3.7% earnings yield of the S&P Industrials Index. The portfolio's earnings yield was less than the 5.8% yield available on the 30 year U.S. Treasury; however, while the interest coupon paid on the 30-year U.S. Treasury will not grow, the portfolio's earnings are estimated to increase by 84% over the next five years, which would increase the annualized earnings yield to 9.0% based on current prices.

The table below compares a weighted average of key measures of the equity portion of the Fund with the S&P Industrials Index. It shows that the Fund is invested in profitable businesses that are selling at attractive valuations compared to the S&P Industrials Index.

================================================================================
                                      FMC SELECT FUND    S&P INDUSTRIALS INDEX
                                      ---------------    ---------------------
QUALITY
------
Return-on-Equity (ROE) [1]                 26%                           19%
Period Needed to Retire
   Debt from Free Cash Flow [2]          2 Years                       8 Years
Estimated Annual EPS Growth
   for 2001-2006                           13%                           8%

VALUATION
--------
2001 Estimated Price/Earnings             20.4X                         26.8X
================================================================================

[1] ROE is based on net income for the trailing four quarters ended 3/31/01 and the average equity over that period. ROE provides insight into both the quality of the business and the quality of management in its use of the shareholders' resources. Given the portfolio's heavy skewing towards businesses with franchises we feel are significantly less dependent on the business cycle than those in the S&P, it is anticipated that the portfolio's "ROE advantage" relative to the S&P would expand in a recession.

[2] Free cash flow is defined for this purpose as net income plus depreciation and amortization minus capital expenditures. We have intentionally omitted dividends from this calculation to separate dividend policy, a financial decision, from the enterprises' underlying economics, i.e., the cash generated from operations. We believe that careful analysis of both working capital and free cash flow is often more valuable than reported net income in evaluating the fundamentals of a business.

In our last report to you, we discussed our then recent investment in Sabre Group, the leader in information technology for the travel industry and 70% owner of Travelocity. After being called neo-Luddites (and a lot worse) for our underweighting in technology during the "Tech Bubble of 1999", we were especially excited about investing in a technology company on our terms; Sabre is the leader in its discipline, has high barriers to entry, an above-average level of predictability, strong free cash flow and was available at ten times cash earnings. The stock has since roughly doubled in price.

Our hope was that we would be able to identify and invest in other businesses like Sabre. In this spirit we have spent a significant amount of time analyzing the leading technology companies in different "verticals" (that's technobabble for industry segments), but, unfortunately, we have been unable to identify any businesses that we thought would be attractive. Instead, we found a "leader" that took a charge for raw material inventory greater than such inventory reported on its previously filed 10-Q (by, in effect, having guaranteed its suppliers' inventory), another "leader" that may soon take a $40 billion write-off of goodwill (established via stock, rather than cash, acquisitions, i.e., "I'll trade you my two $100,000 fox terriers for your $200,000 chihuahua."), and another "leader" where the majority of our inquiries were addressed by the General Counsel, rather than the CFO (not an encouraging sign). In keeping with our practice of investing your capital only in businesses that (we think) we understand, we found what we owned more attractive than the alternatives. For those of you who read the notes in the back of these reports, you will find that our portfolio turnover in the six months ended April 30, 2001 was less than 2%.

Our investment process remains focused on owning good businesses, selling at what we believe are attractive valuations. This discipline keeps us centered on fundamentals such as return on equity, free cash flow and a valuation that we believe provides a margin of safety. The equity portion of the portfolio continues to be invested in businesses with strong balance sheets and historically less cyclical exposure than the overall economy. We believe that the businesses in the portfolio are well positioned to deal with the current mixed economic environment.

We continue to work hard analyzing the Fund's existing and prospective investments. Thank you for your continued confidence.

Sincerely yours,

   [/S/ SIGNATURES]

Bernard Groveman           William McElroy                A. Byron Nimocks
Equity Manager             Fixed Income Manager           Equity Manager

--------------------------------------------------------------------------------
                                 TOTAL RETURN(1)
--------------------------------------------------------------------------------
                             Annualized    Annualized     Annualized
    Six Month    One Year      3 Year        5 Year       Inception(2)
     Return       Return      Return         Return         to Date
     12.49%       22.58%      11.91%         17.54%          19.69%
--------------------------------------------------------------------------------

   COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE FMC SELECT
      FUND, VERSUS THE S&P 500 COMPOSITE INDEX, THE MERRILL LYNCH 1-10 YEAR CORPORATE/GOVERNMENT BOND INDEX, AND, THE BENCHMARK, AN 80/20 BLEND OF THE
                       REFERENCED S&P AND MERRILL INDICES.

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

                FMC SELECT
                   FUND      BENCHMARK
05/31/95         $10000       $10000

10/31/95          10844        10875

10/31/96          13445        13077

10/31/97          17547        16613

10/30/98          19268        19900

10/31/99          22771        23970

10/31/00          25479        25494

04/30/01          28661        23350


[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:
                                             MERRILL LYNCH 1-10
                FMC SELECT      S&P 500         YEAR CORP./
                   FUND     COMPOSITE INDEX  GOV'T. BOND INDEX
05/31/95         $10000        $10000              $10000

10/31/95          10844         11005               10353

10/31/96          13445         13654               10948

10/31/97          17547         18038               11781

10/30/98          19268         22006               12864

10/31/99          22771         27655               12971

10/31/00          25479         29339               13816

04/30/01          28661         25798               14702

(1) These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
(2) The FMC Select Fund commenced operations on May 8, 1995. The performance reflected in the graph begins at the end of the month operations commenced.

   PORTFOLIO COMPOSITION
[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

Telephones & Telecommunications 0.8%
Specialty Chemicals 0.9%
Miscellaneous Industrial 1.2%
U.S. Government Agency Obligations 4.1%
Automotive & Truck Related 4.4%
Diversified Operations 5.2%
Consumer Products 5.3%
Corporate Obligations 6.1%
Media 6.8%
Banks 6.8%
Health Care 7.0%
Utilities 0.4%
Miscellaneous Business Services 0.2%
Retail 11.2%
Professional Services 10.8%
Information Services 10.5%
Financial Services 10.2%
U.S. Treasury Obligations 8.1%

% of Portfolio

As of April 30, 2001, 81.7% of the Fund's assets were invested in equities, within the targeted equity allocation of 75-85%. The remaining assets were in investment grade, medium term, fixed income instruments and cash equivalents.

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

April 30, 2001                                                       (Unaudited)

                                                                        Market
                                                                         Value
                                                          Shares         (000)
--------------------------------------------------------------------------------

COMMON STOCK (81.6%)
AUTOMOTIVE & TRUCK RELATED (4.4%)
   AutoZone* ..........................................  119,100       $ 3,733
   Snap-On ............................................   61,500         1,783
                                                                       -------
                                                                         5,516
                                                                       -------
BANKS (6.8%)
   Bank of America ....................................   47,045         2,634
   Compass Bancshares .................................   19,050           441
   Dime Bancorp .......................................   70,900         2,364
   North Fork Bancorporation ..........................   94,500         2,509
   TF Financial .......................................   32,000           546
                                                                       -------
                                                                         8,494
                                                                       -------
CONSUMER PRODUCTS (5.3%)
   Kimberly-Clark .....................................   28,600         1,699
   Reckitt Benckiser ..................................  364,400         4,956
                                                                       -------
                                                                         6,655
                                                                       -------
DIVERSIFIED OPERATIONS (5.2%)
   Berkshire Hathaway, Cl A* ..........................       41         2,788
   Berkshire Hathaway, Cl B* ..........................    1,631         3,711
                                                                       -------
                                                                         6,499
                                                                       -------
FINANCIAL SERVICES (10.1%)
   CIT Group, Cl A ....................................  101,710         3,733
   Household International ............................  112,545         7,205
   WP Stewart* ........................................   75,000         1,770
                                                                       -------
                                                                        12,708
                                                                       -------
HEALTH CARE (7.0%)
   Abbott Laboratories ................................   73,000         3,386
   IMS Health .........................................  194,800         5,347
                                                                       -------
                                                                         8,733
                                                                       -------
INFORMATION SERVICES (10.5%)
   Acxiom* ............................................  134,216         2,036
   First Data .........................................   82,725         5,579
   Sabre Holdings* ....................................  109,900         5,480
                                                                       -------
                                                                        13,095
                                                                       -------
MEDIA (6.8%)
   E.W. Scripps, Cl A .................................   13,000           835
   Gannett ............................................   48,300         3,118
   Harte-Hanks Communications .........................  197,700         4,549
                                                                       -------
                                                                         8,502
                                                                       -------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

April 30, 2001                                                       (Unaudited)

                                                          Shares/       Market
                                                       Face Amount       Value
                                                          (000)          (000)
--------------------------------------------------------------------------------

MISCELLANEOUS BUSINESS SERVICES (0.2%)
   York Group ..........................................  39,100       $   221
                                                                       -------
MISCELLANEOUS INDUSTRIAL (1.2%)
   IDEX ................................................  49,385         1,551
                                                                       -------
PROFESSIONAL SERVICES (10.8%)
   Gartner Group, Cl B* ................................ 255,862         1,991
   ITT Educational Services* ........................... 162,000         5,767
   Personnel Group of America* .........................  76,000           109
   Robert Half International* .......................... 202,300         5,624
                                                                       -------
                                                                        13,491
                                                                       -------
RETAIL (11.2%)
   CVS ................................................. 144,000         8,489
   Dollar General ...................................... 182,993         3,019
   Intertan* ........................................... 177,000         2,482
                                                                       -------
                                                                        13,990
                                                                       -------
SPECIALTY CHEMICALS (0.9%)
   Great Lakes Chemical ................................  35,000         1,100
                                                                       -------
TELEPHONES & TELECOMMUNICATIONS (0.8%)
   Sprint (FON Group) ..................................  49,400         1,056
                                                                       -------
UTILITIES (0.4%)
   Florida Public Utilities ............................  30,400           471
                                                                       -------
TOTAL COMMON STOCK
   (Cost $67,036) ......................................               102,082
                                                                       -------

PREFERRED STOCK (0.0%)
   Fresenius Medical Care Holdings* ....................  20,400             1
                                                                       -------
TOTAL PREFERRED STOCK
   (Cost $0) ...........................................                     1
                                                                       -------

CORPORATE OBLIGATIONS (6.1%)
   BellSouth Savings ESOT, MTN, Ser A
        9.190%, 07/01/03 ............................... $    95           100
   Block Financial
        6.750%, 11/01/04 ...............................     615           617
   Bond-Backed Certificate IBM
        7.350%, 06/01/17 ...............................     474           482


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

April 30, 2001                                                       (Unaudited)

                                                           Face          Market
                                                          Amount         Value
                                                          (000)          (000)
--------------------------------------------------------------------------------

CORPORATE OBLIGATIONS (CONTINUED)
   Citibank Credit Card Master Trust I, Cl A, Ser 2
        6.050%, 01/15/10 ..............................  $   480        $  481
   Colgate-Palmolive, MTN, Ser D
        7.840%, 05/15/07 ..............................      235           259
   Continental Airlines, Ser 98-3
        6.320%, 11/01/08 ..............................      100            98
   Dow Chemical, Ser 92-A2
        8.040%, 07/02/05 ..............................      500           529
   Eastman Kodak
        9.750%, 10/01/04 ..............................      300           328
   Evans Withycombe Residential
        7.500%, 04/15/04 ..............................      273           283
   Geico
        7.500%, 04/15/05 ..............................      200           210
   General Electric Capital
        8.850%, 04/01/05 ..............................      250           277
   General Mills, MTN, Ser E (A)
        5.820%, 02/05/03 ..............................      225           227
   General Motors, Ser 91-A2
        8.950%, 07/02/09 ..............................      564           604
   Manufacturers & Traders Trust
        8.125%, 12/01/02 ..............................      250           261
   May Department Stores
        9.750%, 02/15/21 ..............................      415           492
   McCormick, MTN, Ser A
        6.240%, 02/01/06 ..............................      250           250
   Pharmacia
        8.130%, 12/15/06 ..............................      555           590
   Ryder System, Ser O
        6.500%, 05/15/05 ..............................      250           241
   Simon DeBartolo
        6.875%, 11/15/06 ..............................      400           394
   Stanley Works
        5.750%, 03/01/04 ..............................      330           332
   Union Pacific
        7.600%, 05/01/05 ..............................      250           262
   Wilmington Trust
        6.625%, 05/01/08 ..............................      270           266
                                                                      --------
TOTAL CORPORATE OBLIGATIONS
   (Cost $7,505) ......................................                  7,583
                                                                      --------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

April 30, 2001                                                       (Unaudited)

                                                           Face          Market
                                                          Amount         Value
                                                          (000)          (000)
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS (8.0%)
   U.S. Treasury Bills
        0.000%, 05/03/01 ..............................  $ 1,490       $ 1,490
        0.000%, 05/24/01 ..............................    1,144         1,141
        0.000%, 05/31/01 ..............................    1,442         1,437
        0.000%, 07/12/01 ..............................       38            38
        0.000%, 07/19/01 ..............................    3,844         3,812
        0.000%, 08/16/01 ..............................    1,662         1,643
   U.S. Treasury Note
        5.875%, 11/30/01 ..............................      500           505
                                                                       -------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $10,061) .....................................                 10,066
                                                                       -------

U.S. GOVERNMENT AGENCY OBLIGATIONS (4.1%)
   Export Funding Trust, Cl A, Ser A
        7.890%, 02/15/05 ..............................      200           211
   Farm Credit System Financial
        9.375%, 07/21/03 ..............................      200           219
   Federal National Mortgage Association
        6.595%, 12/01/03 ..............................      478           482
   Government Trust Certificate, Ser 95-A
        8.010%, 03/01/07 ..............................      172           185
   Guaranteed Export Trust, Cl A, Ser A
        6.280%, 06/15/04 ..............................      247           251
   Guaranteed Export Trust, Cl A, Ser B
        7.460%, 12/15/05 ..............................      217           226
   Guaranteed Trade Trust, Cl A, Ser A
        7.020%, 09/01/04 ..............................       88            91
   Housing and Urban Development, Ser 99-A
        5.750%, 08/01/06 ..............................      265           268
   Morgan Stanley Dean Witter, Ser 2001-Top-1, Cl A2
        6.320%, 09/15/09 ..............................      497           502
   Overseas Private Investment
        6.080%, 08/15/04 ..............................      365           370
   PNC Student Loan Trust I, Ser 1997-2, Cl A-5
        6.530%, 01/25/03 ..............................      500           507
   Private Export Funding, Ser G
        6.670%, 09/15/09 ..............................      225           235
   Small Business Administration, Ser 10F
        6.500%, 11/01/06 ..............................      187           191
   Small Business Administration, Ser 20D
        6.150%, 04/01/18 ..............................      338           334
   Small Business Administration, Ser 20L
        6.550%, 12/01/17 ..............................      413           418


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

April 30, 2001                                                       (Unaudited)

                                                          Shares/       Market
                                                       Face Amount       Value
                                                          (000)          (000)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
   Union Financial Services, Taxable, Ser 1998-A
        5.730%, 12/01/05                                 $   290     $     289
   Union Financial Services, Taxable
     Student Loan, Cl A8, Ser A
        5.500%, 09/01/05                                     380           382
                                                                     ---------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $5,076)                                                         5,161
                                                                     ---------

WARRANTS (0.0%)
   Dime Bancorp (B)*                                      70,900            16
                                                                     ---------
TOTAL WARRANTS
   (Cost $0)                                                                16
                                                                     ---------
TOTAL INVESTMENTS (99.8%)
   (Cost $89,678)                                                      124,909
                                                                     ---------
OTHER ASSETS AND LIABILITIES, NET (0.2%)                                   199
                                                                     ---------

NET ASSETS:
   Portfolio Shares (unlimited authorization -- no par value)
     based on 6,634,367 outstanding shares of beneficial interest.      89,248
   Undistributed net investment income ...........................          87
   Accumulated net realized gain on investments ..................         542
   Net unrealized appreciation on investments ....................      35,231
                                                                     ---------
TOTAL NET ASSETS (100.0%) ........................................   $ 125,108
                                                                     =========
   Net Asset Value, Offering and Redemption Price Per Share ......      $18.86
                                                                     =========

* NON-INCOME PRODUCING SECURITY
(A) -- VARIABLE RATE SECURITY - RATE SHOWN IS THE RATE IN EFFECT AS OF APRIL 30, 2001.
(B) -- THIS WARRANT REPRESENTS A POTENTIAL DISTRIBUTION SETTLEMENT IN A LEGAL CLAIM AND HAS NO STRIKE PRICE OR EXPIRATION DATE.
CL -- CLASS
ESOT -- EMPLOYEE STOCK OWNERSHIP TRUST
MTN -- MEDIUM TERM NOTE
SER -- SERIES

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)                                    FMC SELECT FUND

For the six month period ended April 30, 2001                        (Unaudited)

--------------------------------------------------------------------------------
Investment Income:
   Dividend Income .................................................   $    426
   Interest Income .................................................        701
--------------------------------------------------------------------------------
     Total Investment Income........................................      1,127
--------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees ........................................        458
   Administrative Fees .............................................         86
   Professional Fees ...............................................         14
   Transfer Agent Fees .............................................         15
   Printing Fees ...................................................          7
   Custodian Fees ..................................................          3
   Trustee Fees ....................................................          3
   Registration and Filing Fees ....................................          4
   Insurance and Other Fees ........................................          3
--------------------------------------------------------------------------------
     Total Expenses, Net ...........................................        593
--------------------------------------------------------------------------------
       Net Investment Income .......................................        534
--------------------------------------------------------------------------------
   Net Realized Gain from Securities Sold ..........................        543
   Net Change in Unrealized Appreciation
        on Investment Securities ...................................     12,613
--------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments ...............     13,156
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations.............    $13,690
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)                         FMC SELECT FUND

For the six month period ended April 30, 2001 (Unaudited) and for the year ended October 31, 2000

                                                                            11/01/00     11/01/99
                                                                           TO 04/30/01  TO 10/31/00
----------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income................................................       $ 534   $      898
   Net Realized Gain from Securities Sold ..............................         543       11,038
   Net Change in Unrealized Appreciation (Depreciation)
        on Investment Securities .......................................      12,613         (583)
----------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations...............      13,690       11,353
----------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income ...............................................        (508)      (1,074)
   Realized Capital Gains...............................................     (11,038)     (14,109)
----------------------------------------------------------------------------------------------------
     Total Distributions ...............................................     (11,546)     (15,183)
----------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued .........................................       6,468        4,201
   Reinvestment of Cash Distributions ..................................      11,303       15,177
   Cost of Shares Redeemed .............................................      (2,953)     (22,971)
----------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived from
       Capital Share Transactions.......................................      14,818       (3,593)
----------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets ...........................      16,962       (7,423)
----------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period .................................................     108,146      115,569
----------------------------------------------------------------------------------------------------
   End of Period .......................................................    $125,108     $108,146
====================================================================================================
  Shares Issued and Redeemed:
    Shares Issued ......................................................         362          247
    Shares Issued in Lieu of Cash Distributions ........................         650          920
    Shares Redeemed ....................................................        (165)      (1,356)
----------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Shares .................................         847         (189)
----------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                             FMC SELECT FUND

For a Share Outstanding Throughout Each Period

For the six month period ended April 30, 2001 (Unaudited) and for the years ended October 31,




           Net                                                                 Net                    Net
          Asset                 Realized and  Distributions   Distributions   Asset                 Assets,
          Value,       Net      Unrealized      from Net          from        Value,                  End
        Beginning   Investment    Gain on      Investment       Capital        End        Total    of Period
        of Period     Income     Securities      Income          Gains      of Period    Return+     (000)
        ---------   ----------  ------------  -------------   ------------- ---------    -------   ---------
2001*    $18.69       $0.08        $2.08         $(0.08)         $(1.91)      $18.86      12.49%    $125,108
2000      19.34        0.15         1.78          (0.18)          (2.40)       18.69      11.89      108,146
1999      17.26        0.14         2.88          (0.11)          (0.83)       19.34      18.18      115,569
1998      16.82        0.17         1.43          (0.17)          (0.99)       17.26       9.81       99,961
1997      13.42        0.16         3.81          (0.16)          (0.41)       16.82      30.51       75,691
1996      10.97        0.14         2.48          (0.14)          (0.03)       13.42      23.99       47,909

                                                         Ratio
                                                         of Net
                            Ratio         Ratio       Investment
                            of Net    of Expenses       Income
             Ratio       Investment    to Average     to Average
          of Expenses      Income      Net Assets     Net Assets      Portfolio
           to Average     to Average   (Excluding     (Excluding       Turnover
           Net Assets     Net Assets     Waivers)       Waivers)         Rate
          -----------     ----------   ----------     -----------     ---------
2001*         1.04%          0.93%        1.04%          0.93%           1.47%
2000          1.06           0.85         1.06           0.85           24.81
1999          1.08           0.73         1.08           0.73           26.23
1998          1.09           1.01         1.11           0.99           29.72
1997          1.10           1.08         1.17           1.01           21.71
1996          1.10           1.10         1.20           1.00           24.39

 * For the six-month period ended April 30, 2001. All ratios for the period have been annualized.
 + Total return is for the period indicated and has not been annualized.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                    FMC SELECT FUND

April 31, 2001                                                       (Unaudited)

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with ten portfolios. The financial statements herein are those of the FMC Select Fund (the "Fund"). The financial statements of the remaining funds are not presented herein. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

   SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Trustees.

   FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the effective interest method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

   NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

   EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets compared to the aggregate daily net assets of the Trust.

   DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

   USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   ACCOUNTING STANDARDS ISSUED BUT NOT YET ADOPTED -- On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The management of the Trust does not expect any material impact on results of operations or financial condition of the Fund upon adoption of the provisions of the Guide.

NOTES TO FINANCIAL STATEMENTS (concluded)                        FMC SELECT FUND

April 30, 2001                                                       (Unaudited)

3. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

4. ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or 0.15% of the Funds' average daily net assets.

DST Systems Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Fund.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Fund and First Manhattan Co. (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to 0.80% of the Fund's average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee in order to limit the Fund's total operating expenses to a maximum of 1.10% of the average daily net assets. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion.

First Union National Bank acts as custodian (the "Custodian") for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the six month period ended April 30, 2001 are as follows:

                                            (000)
                                         -----------
Purchases
  U.S. Government .....................    $    --
  Other ...............................      4,717
Sales
  U.S. Government .....................        129
  Other ...............................      1,451

At April 30, 2001, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at April 30, 2001, is as follows:

                                            (000)
                                         -----------
Aggregate gross unrealized
  appreciation ........................    $41,439
Aggregate gross unrealized
  depreciation ........................     (6,208)
                                           -------
Net unrealized appreciation ...........    $35,231
                                           =======

                                      NOTES

================================================================================
                                 FMC SELECT FUND
                                 P.O. Box 219009
                           Kansas City, MO 64121-9009

                                    ADVISER:
                               FIRST MANHATTAN CO.
                               437 Madison Avenue
                               New York, NY 10022

                                  DISTRIBUTOR:
                        SEI INVESTMENTS DISTRIBUTION CO.
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI INVESTMENTS MUTUAL FUNDS SERVICES
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           MORGAN, LEWIS & BOCKIUS LLP
                               1800 M Street N.W.
                              Washington, DC 20036

                         INDEPENDENT PUBLIC ACCOUNTANTS:
                               ARTHUR ANDERSEN LLP
                               1601 Market Street
                             Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

FMC-F-004-07000

================================================================================